FIRST EAGLE FUNDS

FIRST EAGLE GLOBAL FUND
FIRST EAGLE OVERSEAS FUND
FIRST EAGLE U.S. VALUE FUND
FIRST EAGLE GOLD FUND
FIRST EAGLE FUND OF AMERICA

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED APRIL 28, 2006
TO PROSPECTUS DATED MARCH 1, 2006

       This Supplement is intended to highlight certain important changes to the First Eagle Funds' Prospectus dated March 1, 2006. Please review these matters carefully.

First Eagle Gold Fund Closing to New Investors

       Effective at the close of business on Friday, May 5, 2006, the First Eagle Gold Fund will close to new investors.

       Existing First Eagle Gold Fund shareholders will continue to be able to purchase shares in their existing accounts, but will not be permitted to open new accounts except as described in the next paragraph. Others interested in making a new investment in shares of the First Eagle Gold Fund after May 5, 2006, including shareholders in other First Eagle Funds, will no longer be permitted to open new First Eagle Gold Fund accounts by way of exchange, transfer or purchase. First Eagle Gold Fund may reopen in the future subject to the discretion of the Board of Trustees.

       Limited exceptions to the First Eagle Gold Fund closure will be made for: (a) participants in certain employee benefit plans that were invested (at the plan level) in the Fund prior to its close; (b) accounts benefiting employees, officers, directors and trustees of the Funds, the Funds' investment adviser or the Funds' investment adviser's affiliates and these persons' immediate family members; (c) accounts opened with distributions or roll-overs from individual retirement accounts, 401(k) plans or other employer sponsored retirement plans invested in the Fund; (d) accounts currently invested in the Fund seeking to open a new account in a different share class of the Fund; and (e) accounts in the Fund opened by way of share transfer from an existing account in the Fund of the same share class, provided the new account will be for the benefit of an immediate family member of the beneficial owner of the existing account or has the same taxpayer identification number or primary mailing address as the existing account or is considered a “charitable foundation” related to the beneficial owner of the existing account for purposes of the Internal Revenue Code.

*   *   *   *

       The information contained in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2006. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “About Your Investment—How to Purchase Shares” and “Once You Become a Shareholder—Exchanging Your Shares.”